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                                                                 EXHIBIT 10.30.1



                                                                  August 1, 2001


LEAP WIRELESS INTERNATIONAL, INC.
10307 Pacific Center Court
San Diego, California 92121
Attention:  General Counsel


                  Re: Loan Agreement dated as of January 22, 2001 (as the same may from time to time be amended, modified, supplemented or restated, the "Loan Agreement"), by and among LEAP WIRELESS INTERNATIONAL, INC. ("Borrower"), QUALCOMM INCORPORATED ("QUALCOMM") and the other lenders from time to time party thereto, and CITIBANK, N.A., as administrative agent for the Lenders (the "Administrative Agent") and as collateral agent for the Lenders.


Ladies and Gentlemen:

                  This Letter Agreement is a First Amendment to the Loan Agreement (this "First Amendment"). The terms defined therein are used herein as therein defined. The Closing Date occurred on March 9, 2001, and a Cash Loan is currently outstanding in an amount equal to the Commitment Fee plus interest accrued thereon.

                  Pursuant to Section 2.4(e) of the Loan Agreement, QUALCOMM hereby requests that the Borrower return, assign and transfer the ADV that has been assigned to the Borrower by QUALCOMM pursuant to the ADV Assignment and Acceptance, dated as of March 9, 2001, between QUALCOMM and the Borrower and that Borrower duly execute and deliver the ADV Assignment and Acceptance, dated as of the date of this First Amendment (the "ADV Return Instrument").

                  In accordance with Section 2.4(e) of the Loan Agreement and subject to the due execution and delivery by LEAP of the ADV Return Instrument and confirmation by the FCC of the assignment of the ADV to QUALCOMM, QUALCOMM hereby confirms its commitment to make Cash Loans, upon the terms and subject to the conditions of the Loan Agreement, in an aggregate amount not to exceed the amount of the ADV transferred to QUALCOMM pursuant to the ADV Return Instrument and on such terms as if no ADV Loan had ever been made under the Loan Agreement (including with respect to Borrower's compliance with Sections 7.5 and 10.3(c) of the Loan Agreement) but without limiting the facts that the Closing Date occurred on March 9, 2001 and that the Commitment Fee has been paid and a Cash Loan and Promissory Note remain outstanding and payable with respect thereto pursuant to the terms of the Loan Agreement;

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provided that QUALCOMM may, at any time and from time to time, but subject to
Applicable Law and the consent of the FCC, if and to the extent required by Applicable Law, in exchange for or satisfaction of such commitment or any portion thereof, transfer to the Borrower all or a portion of the ADV in the same amount as such commitment or portion thereof (in which event an ADV Loan shall be deemed to have been made in such amount under the Loan Agreement) so long as Borrower has requested a Loan and can use the ADV for its intended purposes.

                  Upon the effectiveness of the ADV Return Instrument, QUALCOMM may (notwithstanding anything in the Loan Agreement to the contrary) freely use, sell, assign, convey, encumber or otherwise transfer or dispose of all or any portion of the ADV.

                  The Borrower and QUALCOMM each shall take, or cause to be taken, all actions, and shall do or cause to be done, all things reasonably necessary, proper and advisable (and requested by the other party) in order to facilitate and consummate the transactions contemplated hereby and by the ADV Return Instrument. Without limiting the foregoing, QUALCOMM agrees to notify the FCC of the assignment to QUALCOMM by the Borrower of the ADV within one (1) Business Day of the execution and delivery by the parties of this First Amendment and of the ADV Return Instrument and to seek the confirmation by the FCC of the assignment to QUALCOMM by LEAP of the Assigned Interest in a commercially reasonably diligent manner.

                  This First Amendment shall be governed by and construed in accordance with the laws of the State of New York.



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                  Your signature below confirms your acknowledgement of and
agreement to the foregoing:



                                       QUALCOMM INCORPORATED



                                       By: /s/ PAUL FISKNESS
                                           -------------------------------------
                                       Name:  Paul Fiskness
                                       Title:  Senior Vice President


                                       ACCEPTED AND AGREED AS OF THE DATE
                                       SET FORTH ABOVE:

                                       LEAP WIRELESS INTERNATIONAL, INC.



                                       By: /s/ TOM WILLARDSON
                                           -------------------------------------
                                       Name:  Tom Willardson
                                       Title:  Senior Vice President, Finance

ACKNOWLEDGED:

CITIBANK, N.A., as Administrative Agent



By: /s/ JANET WALLACE
    -------------------------
Name: Janet Wallace
Title:  Attorney-in-Fact




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